UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2017
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 26, 2017, DXC Technology Company (the “Company”) received commitments to extend the maturity date (the “Extension”) of the Company’s existing revolving credit agreement (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”; and the unsecured revolving credit facility thereunder, the “Revolving Credit Facility”) by and among the Company (as successor to Computer Sciences Corporation (“CSC”)), the subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, Citibank, N.A. (“Citibank”), as administrative agent, Citicorp International Limited as tranche B sub-agent, and Citibank International PLC, London Branch as swing line sub-agent. The Extension will become effective on the anniversary of the closing date of the Revolving Credit Agreement on October 11, 2017.

On September 27, 2017, certain incremental lenders committed to provide the Company with $120 million of incremental commitments under the Revolving Credit Agreement (the “Incremental Revolving Commitments”). The Incremental Revolving Commitments will become effective concurrently with the effectiveness of the Extension, subject to delivery of customary closing documentation. The incurrence of the Incremental Revolving Commitments will result in an increase in the aggregate outstanding size of the Revolving Credit Facility from $3.69 billion to $3.81 billion, consisting of $3.24 billion under the Tranche A Facility (as defined in the Revolving Credit Agreement), which are available to be drawn in US dollars, Euro and Sterling, and $570 million under the Tranche B Facility (as defined in the Revolving Credit Agreement), which are available to be drawn in US dollars, Euro, Sterling, Yen, Singapore Dollars and Australian Dollars.

As a result of the Extension and the incurrence of the Incremental Revolving Commitments, $3.74 billion of the commitments under the Revolving Credit Agreement will mature on January 15, 2023 and $70 million of the commitments under the Revolving Credit Agreement will mature on January 15, 2021.

Terms and conditions of the Revolving Credit Agreement remain as previously described in (i) CSC’s current reports on Form 8-K filed with the Securities and Exchange Commission on October 17, 2013, June 21, 2016, September 29, 2016, February 23, 2017 and April 6, 2017 and (ii) the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	October 2, 2017	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer